Exhibit 99.1

Canopy Growth Reports Second Quarter Fiscal Year 2024 Financial Results

Strong execution drove significant improvement in gross margins and reduced cash burn in Q2 FY2024

Management reaffirms expectation to achieve positive Adjusted EBITDA in all business units exiting FY2024

Solidified foundation expected to deliver profitable growth and achieve sustainable cannabis market leadership

SMITHS FALLS, ON, November 9, 2023 /PRNewswire/ - Canopy Growth Corporation ("Canopy Growth" or the "Company") (TSX:WEED) (Nasdaq: CGC) today announces its financial results for the second quarter ended September 30, 2023. All financial information in this press release is reported in Canadian dollars, unless otherwise indicated.

Highlights

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Canadian cannabis business delivered its third consecutive quarter of organic revenue growth while significantly reducing costs.
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Achieved Q2 FY2024 net revenue of $70 MM. Consolidated gross margin was 34% in Q2 FY2024, compared to (1%) in Q2 FY2023, primarily driven by the business transformation initiatives executed since the beginning of FY2023.
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Delivered additional cost reduction of $54 MM in Q2 FY2024, bringing the total cost reduction to $226 MM since the beginning of FY2023. Management is tightening its previously announced cost reduction target to $270 MM – $300 MM by the end of FY2024.
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With the completed sale of the Company’s Hershey Drive facility, generated aggregate gross proceeds of approximately $155 MM from facilities sales since April 1, 2023.
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Reduced overall debt by $364 MM to $681 MM in Q2 FY2024; total debt reduction of approximately $1 BN delivered since the beginning of FY2023.

“Canopy Growth has successfully transformed into an asset-light, cannabis-focused company with a stronger balance sheet. These actions have resulted in a Company that looks and operates fundamentally different than before, a Canopy Growth that is purpose-built for the markets and geographies of greatest opportunity."

David Klein, Chief Executive Officer

"Our financial results demonstrated marked improvement this quarter, including significant gross margin gains and reduced cash burn. This enhanced performance, together with a series of completed balance sheet strengthening actions, has solidified our foundation and set the stage for profitable growth ahead."

Judy Hong, Chief Financial Officer

Second Quarter Fiscal 2024 Financial Summary

(in millions of Canadian dollars, unaudited)	Net Revenue	Gross margin percentage	Adjusted gross margin percentage[1]	Net loss	Adjusted EBITDA[2]	Free cash flow[3]

Reported	$69.6	34%	33%	$(148.2)	$(11.9)	$(67.1)
vs. Q2 FY2023	(21%)	3,500 bps	2,800 bps	25%	79%	32%

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1 Adjusted gross margin is a non-GAAP measure, and for Q2 FY2024 excludes $(0.7) MM of restructuring cost reversals recorded in cost of goods sold (Q2 FY2023 - excludes $4.8 MM of restructuring costs recorded in cost of goods sold). See "Non-GAAP Measures" and Schedule 4 for a reconciliation of net revenue to adjusted gross margin.

2 Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 5 for a reconciliation of net loss to Adjusted EBITDA.

3 Free cash flow is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 6 for a reconciliation of net cash used in operating activities to free cash flow.

Financial Highlights
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Canadian cannabis business delivered net revenue of $39 MM in Q2 FY2024. Canadian medical cannabis net revenue increased by 6% compared to the prior year period against the backdrop of a declining medical cannabis market.

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Canadian cannabis gross margins improved to 36% in Q2 FY2024. Adjusted gross margin, excluding reversal of the prior restructuring charge, was 34% in Q2 FY2024, up 4,900 basis points from Q2 FY2023. The year-over-year improvement is primarily driven by reduction in operational costs from the business transformation initiatives as well as opportunistic use of lower cost inputs. Since the beginning of FY2023, the Canadian business generated approximately $80 MM savings in Cost of Goods Sold (COGS).

• Sales & Marketing, General & Administrative, and Research & Development expenses totaled $40 MM in Q2 FY2024, down approximately $32 MM from Q2 FY2023.
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Operating loss from continuing operations narrowed to $7 MM in Q2 FY2024. Adjusted EBITDA loss was $12 MM in Q2 FY2024, compared to a loss of $56 MM in Q2 FY2023, driven by the business transformation and cost reduction actions taken to date.

• Free cash flow from continuing operations of $(67) MM comprised of cash from operations, which included $28 MM of cash interest payment, and capital expenditure of $1 MM in Q2 FY2024.
• Net debt balance was $411 MM at September 30, 2023, compared to $474 MM at June 30, 2023.

Business Highlights

Improved product portfolio driving profitable growth of Canadian cannabis business
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Continued enhancements to the Company's cannabis flower quality, leveraging new genetics, cultivation procedures and post-harvest processes, have enabled the Company to consistently produce new high-quality cannabis flower products. Flower innovations have performed well in market.

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Distribution of high-quality cannabis flower was instrumental in the Company becoming a top 3 supplier of cannabis flower to British Columbia cannabis stores during Q2 FY2024, up from 11th in Q2 FY2023.[4]

• Illustrating quality and consumer appeal of flower being produced by the Company, Tweed Kush Mints was nominated for a 2023 Karma Cup award in the Hybrid Flower category.
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Canadian medical business delivered 4th consecutive quarter of revenue growth. Wana gummies are available to the Company's registered medical cannabis patients in Canada through the Spectrum web site.

• The Company is executing a plan to re-introduce the Wana brand in the Canadian adult-use cannabis market including planned new product introductions and active outreach to key retailers in 2H FY2024.

Strong demand is expected to accelerate growth in international medical cannabis markets
• Responding to market opportunities, the Company started shipping 5 new SKUs to international medical markets in Q3 FY2024. Additional product SKUs are expected to be launched over the coming months.
• Company is increasing focus on the growing Australian medical cannabis market; Canopy Growth's Australian medical cannabis business has generated 10 straight quarters of revenue growth.
• Successful attainment of EU-GMP certification of the Kincardine, Ontario cultivation facility bolsters the Company's ability to supply international medical cannabis markets.

Expanded Storz & Bickel product portfolio with introduction of new Venty portable vaporizer
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Venty vaporizer features adjustable airflow up to an industry leading 20 liters per minute maximum, short 20 second heat up time, precise single degree temperature control from 40C to 210C and fast USB-C charging.

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4 Unless otherwise indicated, market share data disclosed in this press release is calculated using the Company’s internal proprietary market share tool that utilizes point of sales data supplied by third-party data providers and government agencies.

U.S. THC platform demonstrates asset-light growth capabilities
• In August 2023, Wana[5] launched 11 new product SKUs in 4 existing markets. During the quarter, Wana executed two agreements for new state launches expected in Q1 CY2024.
•
In July 2023, Jetty[6] introduced its award-winning vape products in Colorado and achieved #3 market share in the solventless vape cartridge category in that state just 3 months after launch[7]. In August 2023, Jetty expanded its product offering in California with the launch of a family of OCal Certified (California cannabis comparable-to-organic certification) solventless vapes.

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On November 1, 2023, Acreage[8] debuted its Superflux craft cannabis brand in New Jersey. The initial launch will introduce four limited-edition, small-batch flower strains crafted with bespoke genetics, including Red Carpet Runtz and Silly Rabbit.

On November 3, 2023, we received a letter from the staff of the SEC (the “Staff”) in which the Staff indicated that, despite the Reorganization Amendments, it would object to the deconsolidation of Canopy USA once Canopy USA acquires Wana, Jetty or the Fixed Shares of Acreage. We are currently assessing additional structural amendments to Canopy USA that would facilitate the deconsolidation of Canopy USA from the financial results of Canopy Growth, and intend to maintain active discussions with the Staff on such changes.

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5 Until such time as Canopy USA (as defined herein) elects to exercise its rights to acquire Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”), Canopy USA will have no direct or indirect economic or voting interests in Wana, Canopy USA will not directly or indirectly control Wana, and Canopy USA, on the one hand, and Wana, on the other hand, will continue to operate independently of one another. The Company holds non-voting and non-participating shares in Canopy USA that are exchangeable into common shares of Canopy USA.

6 Until such time as Canopy USA elects to exercise its rights to acquire Lemurian, Inc. (“Jetty”), Canopy USA will have no direct or indirect economic or voting interests in Jetty, Canopy USA will not directly or indirectly control Jetty, and Canopy USA, on the one hand, and Jetty, on the other hand, will continue to operate independently of one another. The Company holds non-voting and non-participating shares in Canopy USA that are exchangeable into common shares of Canopy USA.

7 Based on October 2023 BDSA data for dollars sold for all product categories.

8 Until such time as the rights to acquire Acreage Holdings, Inc. ("Acreage") are exercised, neither the Company nor Canopy USA will have any direct or indirect economic or voting interests in Acreage, neither the Company nor Canopy USA will directly or indirectly control Acreage, and each of the Company, Canopy USA and Acreage will continue to operate independently of one another. The Company holds non-voting and non-participating shares in Canopy USA that are exchangeable into common shares of Canopy USA.

Second Quarter Fiscal 2024 Revenue Review9

Revenue by Channel

(in millions of Canadian dollars, unaudited)	Q2 FY2024	Q2 FY2023	Vs. Q2 FY2023
Canada cannabis
Canadian adult-use cannabis
Business-to-business[10]	$24.0	$25.3	(5%)
Business-to-consumer	$-	$12.8	(100%)
	$24.0	$38.1	(37%)
Canadian medical cannabis[11]	$15.0	$14.2	6%
	$39.0	$52.3	(25%)

Rest-of-world cannabis[12]	$9.0	$10.5	(14%)
Storz & Bickel	$12.0	$13.5	(11%)
This Works	$7.1	$6.9	3%
Other	$2.5	$4.7	(47%)

Net revenue	$69.6	$87.9	(21%)

The Q2 FY2024 and Q2 FY2023 financial results presented in this press release have been prepared in accordance with U.S. GAAP.

Webcast and Conference Call Information

The Company will host a conference call and audio webcast with David Klein, CEO and Judy Hong, CFO at 5:30 PM Eastern Time on November 9, 2023.

Webcast Information

A live audio webcast will be available at https://app.webinar.net/8jnJ0EJDRBz

Replay Information

A replay will be accessible by webcast until 11:59 PM Eastern Time on February 7, 2024 at https://app.webinar.net/8jnJ0EJDRBz

Non-GAAP Measures

Adjusted EBITDA is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Adjusted EBITDA is calculated as the reported net income (loss), adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; restructuring costs recorded in cost of goods sold; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition, divestiture, and other costs. Asset impairments related to periodic changes to the Company’s supply chain processes are not excluded from Adjusted EBITDA given their occurrence through the normal course of core operational activities. The Adjusted EBITDA reconciliation is presented within this news release and explained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 (the "Form 10-Q") to be filed with the Securities and Exchange Commission (the “SEC”).

Free cash flow is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. This measure is calculated as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment. The free cash flow reconciliation is presented within this news release and explained in the Form 10-Q to be filed with the SEC.

Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures used by management that are not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Adjusted gross margin is calculated as gross margin excluding restructuring and other charges recorded in cost of goods sold, and charges related to the flow-through of inventory step-up on business combinations. Adjusted gross margin percentage is calculated as adjusted gross margin divided by net revenue. The adjusted gross margin and adjusted gross margin percentage reconciliation is presented within this news release and explained in the Form 10-Q to be filed with the SEC.

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9 In Q2 FY2024, we are reporting our financial results for the following four reportable segments: (i) Canada cannabis; (ii) rest-of-world cannabis; (iii) Storz & Bickel; and (iv)
This Works. Information regarding segment net revenue and segment gross margin for the comparative periods has been restated to reflect the aforementioned change in reportable segments.
10 For Q2 FY2024, amount is net of excise taxes of $10.8 MM and other revenue adjustments of $0.5 MM (Q2 FY2023 - $11.4 MM and $0.4 MM, respectively).
11 For Q2 FY2024, amount is net of excise taxes of $1.7 MM (Q2 FY2023 - $1.1 MM).
12 For Q2 FY2024, amount reflects other revenue adjustments of $0.1 MM (Q2 FY2023 - $0.5 MM).

Contact:

Laura Nadeau

Communications

media@canopygrowth.com

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a leading North American cannabis and consumer packaged goods ("CPG") company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth's CPG portfolio features targeted 24-hour skincare and wellness solutions from This Works, gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage, a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high‑quality cannabis extracts and pioneer of clean vape technology.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

References to information included on, or accessible through, website do not constitute incorporation by reference of the information contained at or available through such websites, and you should not consider such information to be part of this press release.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. To the extent any forward-looking statements in this news release constitutes “financial outlooks” within the meaning of applicable Canadian securities laws, the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Forward-looking statements include, but are not limited to, statements with respect to:

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the Company’s ability to transform to an “asset light” model and to further reduce costs and to deliver further SG&A and COGS reduction of $270 MM to $300 MM in the aggregate;
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the Company’s ability to achieve profitable growth in its core businesses and position itself for North American cannabis leadership;
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the Company’s ability to achieve positive Adjusted EBITDA across its business units exiting FY2024 and further enhance its financial position;
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expectations regarding the development and outcome of proceedings commenced by BioSteel Sports Nutrition Inc. under the CCAA in the Ontario Superior Court of Justice and the recognition of that proceeding under Chapter 15 of the United States Bankruptcy Code;

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•
laws and regulations and any amendments thereto applicable to our business and the impact thereof, including uncertainty regarding the application of U.S. state and federal law to U.S. hemp (including cannabidiol (“CBD”)) products and the scope of any regulations by the U.S. Food and Drug Administration, the U.S. Drug Enforcement Administration, the U.S. Federal Trade Commission, the U.S. Patent and Trademark Office, the U.S. Department of Agriculture (the “USDA”) and any state equivalent regulatory agencies over U.S. hemp (including CBD) products;
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expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;
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our ability to refinance debt as and when required on terms favorable to us and comply with covenants contained in our debt facilities and debt instruments;
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the Company’s ability to execute on its strategy to accelerate the Company’s entry into the U.S. cannabis market through the creation of Canopy USA (the “Reorganization”);
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expectations regarding the potential success of, and the costs and benefits associated, with the Reorganization;
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expectations regarding the Company’s ability deconsolidate the financial results of Canopy USA from the financial results of Canopy Growth upon Canopy USA’s acquisition of Wana, Jetty and the Fixed Shares of Acreage;
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expectations regarding the potential success of, and the costs and benefits associated with, the comprehensive steps and actions being undertaken by the Company with respect to its Canadian operations (the “Canadian Transformation Plan”) including any progress, challenges and effects related thereto as well as changes in strategy, metrics, investments, operating expenses, employee turnover and other changes with respect thereto;
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expectations related to our announcement of certain restructuring actions, the Reorganization, the Canadian Transformation Plan and any progress, challenges and effects related thereto as well as changes in strategy, metrics, investments, costs, operating expenses, employee turnover and other changes with respect thereto;
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expectations to capitalize on the opportunity for growth in the United States cannabis sector and the anticipated benefits of such strategy;
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the timing and outcome of the arrangement agreement we entered into with Acreage and Canopy USA on October 24, 2022, as amended (the “Floating Share Arrangement Agreement)”, the anticipated benefits of such arrangement, the anticipated timing of the acquisition of Acreage’s Class E subordinate voting shares (the “Fixed Shares”) and Class D subordinated voting shares by Canopy USA, the satisfaction or waiver of the closing conditions set out in the Floating Share Arrangement Agreement and the arrangement agreement we previously entered into with Acreage on April 18, 2019, as amended, including receipt of all regulatory approvals, and the anticipated timing and occurrence of the Company’s exercise of the option to acquire the Fixed Shares and closing of such transaction;
•
expectations regarding the Company’s contemplated asset sales and the direction of certain proceeds from such asset sales;
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expectations regarding the laws and regulations and any amendments thereto relating to the U.S. hemp industry in the U.S., including the promulgation of regulations for the U.S. hemp industry by the USDA and relevant state regulatory authorities;
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expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions, joint ventures, strategic alliances, equity investments and dispositions;
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the grant, renewal and impact of any license or supplemental license to conduct activities with cannabis or any amendments thereof;
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our international activities and joint venture interests, including required regulatory approvals and licensing, anticipated costs and timing, and expected impact;
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our ability to successfully create and launch brands and further create, launch and scale cannabis-based products and U.S. hemp-derived consumer products in jurisdictions where such products are legal and that we currently operate in;
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the benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, including CBD and other cannabinoids;
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our remediation plan and our ability to remediate the material weaknesses in our internal control over financial reporting;
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our ability to continue as a going concern;
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the anticipated benefits and impact of the investments in us (the “CBI Group Investments”) from Constellation Brands, Inc. and its affiliates (collectively, the “CBI Group”);
•
the potential exercise of the warrants held by the CBI Group, pre-emptive rights and/or top-up rights held by the CBI Group;

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•
expectations regarding the use of proceeds of equity financings, including the proceeds from the CBI Group Investments;
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the legalization of the use of cannabis for medical or adult-use in jurisdictions outside of Canada, the related timing and impact thereof and our intentions to participate in such markets, if and when such use is legalized;
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our ability to execute on our strategy and the anticipated benefits of such strategy;
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the ongoing impact of the legalization of additional cannabis product types and forms for adult-use in Canada, including federal, provincial, territorial and municipal regulations pertaining thereto, the related timing and impact thereof and our intentions to participate in such markets;
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the ongoing impact of developing provincial, territorial and municipal regulations pertaining to the sale and distribution of cannabis, the related timing and impact thereof, as well as the restrictions on federally regulated cannabis producers participating in certain retail markets and our intentions to participate in such markets to the extent permissible;
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the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis including tetrahydrocannabinol (“THC”);
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the future performance of our business and operations;
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our competitive advantages and business strategies;
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the competitive conditions of the industry;
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the expected growth in the number of customers using our products;
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our ability or plans to identify, develop, commercialize or expand our technology and research and development initiatives in cannabinoids, or the success thereof;
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expectations regarding revenues, expenses and anticipated cash needs;
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expectations regarding cash flow, liquidity and sources of funding;
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expectations regarding capital expenditures;
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the expansion of our production and manufacturing, the costs and timing associated therewith and the receipt of applicable production and sale licenses;
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expectations with respect to our growing, production and supply chain capacities;
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expectations regarding the resolution of litigation and other legal and regulatory proceedings, reviews and investigations;
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expectations with respect to future production costs;
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expectations with respect to future sales and distribution channels and networks;
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the expected methods to be used to distribute and sell our products;
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our future product offerings;
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the anticipated future gross margins of our operations;
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accounting standards and estimates;
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expectations regarding our distribution network;
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expectations regarding the costs and benefits associated with our contracts and agreements with third parties, including under our third-party supply and manufacturing agreements;
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our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange; and
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expectations on price changes in cannabis markets.

Certain of the forward-looking statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

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The forward-looking statements contained herein are based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) our ability to generate cash flow from operations; (iii) general economic, financial market, regulatory and political conditions in which we operate; (iv) the production and manufacturing capabilities and output from our facilities and our joint ventures, strategic alliances and equity investments; (v) consumer interest in our products; (vi) competition; (vii) anticipated and unanticipated costs; (viii) government regulation of our activities and products including but not limited to the areas of taxation and environmental protection; (ix) the timely receipt of any required regulatory authorizations, approvals, consents, permits and/or licenses; (x) our ability to obtain qualified staff, equipment and services in a timely and cost-efficient manner; (xi) our ability to conduct operations in a safe, efficient and effective manner; (xii) our ability to realize anticipated benefits, synergies or generate revenue, profits or value from our recent acquisitions into our existing operations; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct. Financial outlooks, as with forward-looking statements generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our Adjusted EBITDA and selling, general and administrative ("SG&A") cost savings may differ materially from the values provided in this news release.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, risks related to our ability to remediate the material weaknesses in our internal control over financial reporting, or inability to otherwise maintain an effective system of internal control; the risk that our recent restatement could negatively affect investor confidence and raise reputation risks; our ability to continue as a going concern; our limited operating history; risks that we may be required to write down intangible assets, including goodwill, due to impairment; the diversion of management time on issues related to Canopy USA; the ability of parties to certain transactions to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and shareholder approvals; the risks related to Acreage’s financial statements expressing doubt about its ability to continue as a going concern; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); volatility in and/or degradation of general economic, market, industry or business conditions; risks relating to our current and future operations in emerging markets; compliance with applicable environmental, economic, health and safety, energy and other policies and regulations and in particular health concerns with respect to vaping and the use of cannabis and U.S. hemp products in vaping devices; risks and uncertainty regarding future product development; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; inflation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to inventory write downs; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks associated with jointly owned investments; our ability to manage disruptions in credit markets or changes to our credit ratings; the success or timing of completion of ongoing or anticipated capital or maintenance projects; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; risks associated with divestment and restructuring; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis and U.S. hemp products; the risks that the Canadian Transformation Plan will not result in the expected cost-savings, efficiencies and other benefits or will result in greater than anticipated turnover in personnel; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; risks related to the protection and enforcement of our intellectual property rights; the risk that cost savings and any other synergies from the CBI Group Investments may not be fully realized or may take longer to realize than expected; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; risks relating to the long term macroeconomic effects of the COVID-19 pandemic and any future pandemic or epidemic; and the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 and in Item 1A of Part II of the Form 10-Q to be filed with the SEC. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned that the forward-looking statements may not be appropriate for any other purpose. While we

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believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

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Schedule 1

CANOPY GROWTH CORPORATION

CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS

(in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	September 30, 2023	March 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$240,376	$667,693
Short-term investments	30,000	105,526
Restricted short-term investments	7,990	11,765
Amounts receivable, net	68,856	68,459
Inventory	87,470	83,230
Assets of discontinued operations	35,541	116,291
Prepaid expenses and other assets	23,462	24,290
Total current assets	493,695	1,077,254
Other financial assets	556,355	568,292
Property, plant and equipment	346,227	471,271
Intangible assets	148,765	160,750
Goodwill	83,858	85,563
Noncurrent assets of discontinued operations	20,366	56,569
Other assets	18,958	19,996
Total assets	$1,668,224	$2,439,695

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$22,724	$31,835
Other accrued expenses and liabilities	51,668	53,743
Current portion of long-term debt and convertible debentures	49,964	556,890
Liabilities of discontinued operations	18,627	67,624
Other liabilities	53,269	93,750
Total current liabilities	196,252	803,842
Long-term debt	631,228	749,991
Noncurrent liabilities of discontinued operations	1,962	3,417
Other liabilities	89,318	122,423
Total liabilities	918,760	1,679,673
Commitments and contingencies
Canopy Growth Corporation shareholders' equity:
Common shares - $nil par value; Authorized - unlimited number of shares; Issued - 829,083,667 shares and 517,305,551 shares, respectively	8,219,846	7,938,571
Additional paid-in capital	2,575,174	2,506,485
Accumulated other comprehensive loss	(24,799)	(13,860)
Deficit	(10,020,896)	(9,672,761)
Total Canopy Growth Corporation shareholders' equity	749,325	758,435
Noncontrolling interests	139	1,587
Total shareholders' equity	749,464	760,022
Total liabilities and shareholders' equity	$1,668,224	$2,439,695

Schedule 2

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	Three months ended September 30,
	2023	2022
		(As Restated)
Revenue	$82,076	$100,437
Excise taxes	12,481	12,496
Net revenue	69,595	87,941
Cost of goods sold	46,169	88,552
Gross margin	23,426	(611)
Operating expenses
Selling, general and administrative expenses	57,611	95,020
Share-based compensation	2,717	9,573
(Gain)/loss on asset impairment and restructuring	(29,895)	43,968
Total operating expenses	30,433	148,561
Operating loss from continuing operations	(7,007)	(149,172)
Other income (expense), net	(128,334)	(39,074)
Loss from continuing operations before income taxes	(135,341)	(188,246)
Income tax expense	(12,821)	(8,220)
Net loss from continuing operations	(148,162)	(196,466)
Discontinued operations, net of tax	(176,638)	(109,345)
Net loss	(324,800)	(305,811)
Net loss from continuing operations attributable to noncontrolling interests and redeemable noncontrolling interest	-	(1,289)
Discontinued operations attributable to noncontrolling interests and redeemable noncontrolling interest	(14,786)	(12,352)
Net loss attributable to Canopy Growth Corporation	$(310,014)	$(292,170)

Basic and diluted loss per share
Continuing operations	$(0.21)	$(0.41)
Discontinued operations	(0.22)	(0.21)
Basic and diluted loss per share	$(0.43)	$(0.62)
Basic and diluted weighted average common shares outstanding	716,294,433	471,592,150

Schedule 3

CANOPY GROWTH CORPORATION

CONDENSED INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands of Canadian dollars, unaudited)

	Six months ended September 30,
	2023	2022
		(As Restated)
Cash flows from operating activities:
Net loss	$(366,661)	$(2,397,561)
Loss from discontinued operations, net of tax	(207,930)	(131,960)
Net loss from continuing operations	(158,731)	(2,265,601)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	16,568	29,554
Amortization of intangible assets	13,073	11,870
Share-based compensation	6,434	14,838
(Gain)/loss on asset impairment and restructuring	(25,986)	1,783,784
Income tax expense	14,839	11,969
Non-cash fair value adjustments and charges related to settlement of unsecured senior notes	44,438	231,704
Change in operating assets and liabilities, net of effects from purchases of businesses:
Amounts receivable	(12,903)	12,100
Inventory	(4,240)	2,393
Prepaid expenses and other assets	(250)	(11,259)
Accounts payable and accrued liabilities	(13,038)	(13,447)
Other, including non-cash foreign currency	(52,817)	(29,640)
Net cash used in operating activities - continuing operations	(172,613)	(221,735)
Net cash used in operating activities - discontinued operations	(54,709)	(52,180)
Net cash used in operating activities	(227,322)	(273,915)
Cash flows from investing activities:
Purchases of and deposits on property, plant and equipment	(2,636)	(4,308)
Purchases of intangible assets	(803)	(938)
Proceeds on sale of property, plant and equipment	152,417	10,784
Redemption of short-term investments	81,015	211,092
Net cash proceeds on sale of subsidiaries	-	12,432
Investment in other financial assets	(472)	(29,205)
Other investing activities	(9,682)	7,143
Net cash provided by investing activities - operating activities	219,839	207,000
Net cash used in investing activities - discontinued operations	(17,122)	-
Net cash provided by investing activities	202,717	207,000
Cash flows from financing activities:
Proceeds from issuance of common shares and warrants	33,795	856
Proceeds from exercise of stock options	-	270
Repayment of long-term debt	(415,185)	(423)
Other financing activities	(25,908)	(13,116)
Net cash used in financing activities	(407,298)	(12,413)
Effect of exchange rate changes on cash and cash equivalents	(2,129)	50,042
Net decrease in cash and cash equivalents	(434,032)	(29,286)
Cash and cash equivalents, beginning of period[1]	677,007	776,005
Cash and cash equivalents, end of period[2]	$242,975	$746,719

1 Includes cash of our discontinued operations of $9,314 and $13,610 for March 31, 2023 and 2022, respectively.

2 Includes cash of our discontinued operations of $2,599 and $4,864 for September 30, 2023 and 2022, respectively.

Schedule 4

Adjusted Gross Margin[1] Reconciliation (Non-GAAP Measure)
	Three months ended September 30,
(in thousands of Canadian dollars except where indicated; unaudited)	2023	2022
Net revenue	$69,595	$87,941

Gross margin, as reported	23,426	(611)
Adjustments to gross margin:
Restructuring costs recorded in cost of goods sold	(689)	4,822
Adjusted gross margin[1]	$22,737	$4,211

Adjusted gross margin percentage[1]	33%	5%
[1] Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures".

Schedule 5

Adjusted EBITDA[1] Reconciliation (Non-GAAP Measure)
	Three months ended September 30,
(in thousands of Canadian dollars, unaudited)	2023	2022
Net loss from continuing operations	$(148,162)	$(196,466)
Income tax expense	12,821	8,220
Other (income) expense, net	128,334	39,074
Share-based compensation	2,717	9,573
Acquisition, divestiture, and other costs	10,488	14,006
Depreciation and amortization[2]	12,530	20,427
(Gain)/loss on asset impairment and restructuring	(29,895)	43,968
Restructuring costs recorded in cost of goods sold	(689)	4,822
Adjusted EBITDA[1]	$(11,856)	$(56,376)
[1]Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures".
[2] From Consolidated Statements of Cash Flows.

Schedule 6

Free Cash Flow[1] Reconciliation (Non-GAAP Measure)
	Three months September 30,
(in thousands of Canadian dollars, unaudited)	2023	2022
Net cash used in operating activities - continuing operations	$(66,393)	$(96,832)
Purchases of and deposits on property, plant and equipment - continuing operations	(690)	(2,015)
Free cash flow[1] - continuing operations	$(67,083)	$(98,847)
[1]Free cash flow is a non-GAAP measure. See "Non-GAAP Measures".

Schedule 7

Segmented Gross Margin and Segmented Adjusted Gross Margin[1] Reconciliation (Non-GAAP Measure)
	Three months ended September 30,
(in thousands of Canadian dollars except where indicated; unaudited)	2023	2022
Canada cannabis segment
Net revenue	$38,992	$52,304
Gross margin, as reported	14,121	(7,652)
Gross margin percentage, as reported	36%	(15%)
Adjustments to gross margin:
Restructuring costs recorded in cost of goods sold	(689)	-
Adjusted gross margin[1]	$13,432	$(7,652)
Adjusted gross margin percentage[1]	34%	(15%)

Rest-of-world cannabis segment
Revenue	$8,977	$10,552
Gross margin, as reported	2,691	(1,332)
Gross margin percentage, as reported	30%	(13%)
Adjustments to gross margin:
Restructuring costs recorded in cost of goods sold	-	3,730
Adjusted gross margin[1]	$2,691	$2,398
Adjusted gross margin percentage[1]	30%	23%

Storz & Bickel segment
Revenue	$11,991	$13,494
Gross margin, as reported	3,918	6,002
Gross margin percentage, as reported	33%	44%

Adjusted gross margin[1]	$3,918	$6,002
Adjusted gross margin percentage[1]	33%	44%

This Works segment
Revenue	$7,074	$6,868
Gross margin, as reported	3,386	2,303
Gross margin percentage, as reported	48%	34%
Adjustments to gross margin:
Restructuring costs recorded in cost of goods sold	-	1,092
Adjusted gross margin[1]	$3,386	$3,395
Adjusted gross margin percentage[1]	48%	49%

Other
Revenue	$2,561	$4,723
Gross margin, as reported	(690)	68
Gross margin percentage, as reported	(27%)	1%

Adjusted gross margin[1]	$(690)	$68
Adjusted gross margin percentage[1]	(27%)	1%

[1] Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures".